Events After the Reporting Period	12 Months Ended
Dec. 31, 2023
Events After the Reporting Period
Events After the Reporting Period

(G.8) Events After the Reporting Period

Organizational Changes

On January 9, 2024, SAP announced several organizational changes. Muhammad Alam was appointed a member of the Executive Board effective April 1, 2024, and a new Board area called Customer Services & Delivery will be formed under the leadership of Thomas Saueressig. The announced organizational changes might result in a change in SAP’s operating segments.

Settlement to Resolve Criminal and Civil Claims in United States and South Africa Fully and Finally Against SAP

In early January 2024, following exhaustive investigations, dialogue, and corresponding remediation activities, SAP entered into final settlement agreements with the U.S. SEC and U.S. DOJ, as well with as local authorities and parties in South Africa, to resolve criminal and civil claims fully and finally against SAP. For more information, see Note (G.3).

Transformation Program 2024: Focus on Scalability of Operations and Key Strategic Growth Areas

In 2024, SAP will further increase its focus on key strategic growth areas, in particular business AI. It also intends to transform its operational setup to capture organizational synergies, and AI-driven efficiencies and prepare the Company for highly scalable future revenue growth.

To this end, and to ensure that SAP’s skill set and resources continue to meet future business needs, SAP will execute a Company-wide restructuring program in 2024. The majority of the approximately 8,000 affected positions is expected to be covered by voluntary leave programs and internal re-skilling measures. Reflecting re-investments into strategic growth areas, SAP expects to exit 2024 at a headcount similar to current levels.

Restructuring expenses are preliminarily projected at around €2 billion, the vast majority of which is expected to be recognized in the first half of 2024, impacting IFRS operating profit. Excluding restructuring expenses, the program is expected to provide only a minor cost benefit in 2024. Expected cost savings and re-investments are fully reflected in SAP’s 2024 outlook and the updated 2025 non-IFRS operating profit- and free cash flow ambition.

The Supervisory Board of SAP SE nominates Pekka Ala-Pietilä as new member of the Supervisory Board

On February 11, 2024, the Supervisory Board of SAP SE nominated Pekka Ala-Pietilä as a new member of the Supervisory Board and proposes Pekka Ala-Pietilä as the designated successor to Chairman Hasso Plattner. Pekka Ala-Pietilä will stand for election for a two-year term at the next Annual General Meeting and, if elected, will assume the role of chair. Punit Renjen has chosen to resign his mandate on the SAP Supervisory Board with effect from the end of SAP’s Annual General Meeting on May 15, 2024.

SAP Completes First Tranche of Share Repurchase Program

On February 14, 2024, the first tranche of the share repurchase program launched in 2023 was completed with a total volume of €1,011 million. For the volume processed until December 31, 2023, and for more information, see Note (E.2).